                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant   /X/

    Filed by a Party other than the Registrant   / /

    Check the appropriate box:


    / / Preliminary Information Statement [PRELIMINARY FILING REQUIRED UNDER RULE 14C-5]
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))
    /X/  Definitive Information Statement



                             THE PRUDENTIAL SERIES FUND, INC.
--------------------------------------------------------------------------------
                     (Name of Registrant As Specified In Its Charter)

      -------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                        THE PRUDENTIAL SERIES FUND, INC.
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------


                                JANUARY 7, 2003

                              -------------------

TO THE CONTRACT OWNERS:

    On September 4, 2002, at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc., the Directors approved a new subadvisory agreement for the Fund's SP Deutsche International Equity Portfolio. The parties to the subadvisory agreement are Prudential Investments LLC ("PI"), the Fund's investment manager, and Deutsche Asset Management Investment Services Limited ("DeAMIS"), a new subadviser for the Portfolio. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

                                             By order of the Board,

                                             JONATHAN D. SHAIN
                                           SECRETARY

                        THE PRUDENTIAL SERIES FUND, INC.
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                                 (800) 778-2255
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------


                             INFORMATION STATEMENT
                                JANUARY 7, 2003

                              -------------------

    This information statement is being furnished to contract owners investing in the SP Deutsche International Equity Portfolio (the Portfolio), which is a series of The Prudential Series Fund, Inc. (the Fund), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Fund's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

    The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Fund's directors are referred to here as the "Board," "Board Members" or "Directors." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    We are providing contract owners investing in the Portfolio as of September 4, 2002 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated January 6, 2003 between PI and, DeAMIS with respect to the Portfolio (the Subadvisory Agreement), a copy of which is attached hereto as Exhibit A. DeAMIS replaced Deutsche Asset Management, Inc. ("DeAM"), which had served as subadviser to the Portfolio since its inception in August 2000. The subadvisory agreement between PI and DeAM terminated effective at the close of business on January 3, 2003 at which time DeAMIS assumed responsibility for managing the Portfolio. The previous subadvisory agreement between PI and DeAM was last approved by the Directors, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 21, 2002.



    The Fund will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information statement will be mailed on or about January 7, 2003.


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE MANAGER


    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of September 5, 2002. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately
$84.4 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.


SHAREHOLDER REPORTS

    The Fund's most recent annual report for the fiscal year ended December 31, 2001 has been sent to its shareholders. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

NEW SUBADVISORY AGREEMENT

    On September 4, 2002, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the selection by PI of DeAMIS to replace DeAM as a subadviser to the Portfolio. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between PI and DeAM. The Directors decided to appoint DeAMIS as the Portfolio's subadviser pursuant to a request from DeAM and DeAM's parent, Deutsche Bank AG ("Deutsche"), advising that Deutsche had decided to implement a restructuring of investment advisory duties across its organization following Deutsche's acquisition of Zurich Scudder Investments. Deutsche advised the Directors that pursuant to the proposed restructuring, investment advisory duties with respect to international equities would be transferred from DeAM to a new subsidiary to be known as Deutsche Asset Management Investment Services Limited (DeAMIS).

    Deutsche further advised the Directors that the DeAMIS portfolio management team responsible for the day-to-day operation of the Portfolio would be based in London, England, whereas the DeAM portfolio management team had been based in New York, New York. Deutsche indicated to the Directors that no changes were planned or proposed with respect to the Portfolio's investment strategies, but that as part of the move to London, certain members of the existing portfolio management team would be replaced.

    The Directors considered the fact that the proposed movement of investment advisory duties from DeAM to DeAMIS could represent a change in control which would result in the termination of the existing subadvisory agreement with DeAM. The Directors also considered the fact that the appointment of DeAMIS as the Portfolio's new subadviser would not change the existing subadvisory fee paid by PI. Pursuant to the requirements of Section 15(c) of the Investment Company Act, the Board of Directors is required to approve a new subadvisory agreement with DeAMIS before DeAMIS may serve as a subadviser.


    For the fiscal year ended December 31, 2001, DeAM received $81,459 for managing the Portfolio.


    The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with DeAM, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. DeAMIS renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI.

    Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

    On January 31, 2001, shareholders of the Fund authorized PI to enter into new subadvisory agreements without shareholder approval and on November 29, 2000, the staff of the Division of Investment Management of the SEC confirmed that the Fund may rely on the 1996 order. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

    At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and unanimously approved the Subadvisory Agreement. In considering the approval of the Subadvisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Subadvisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by PI and DeAMIS.

    The Directors discussed and reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement are substantially the same as those in the prior subadvisory agreement in effect with DeAM. The subadvisory fee to be paid to DeAMIS is the same as the fee formerly paid to DeAM.

    Based upon their review, the Directors concluded that the Subadvisory Agreement was in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING DEAMIS

    DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of June 30, 2002, DeAMIS' total assets under management were $5.667 billion. DeAMIS' address is One Appold Street, London, England EC2A 2UU.

    Exhibit D contains information about the other mutual funds managed by DeAMIS with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of DeAMIS.

TERMS OF SUBADVISORY AGREEMENT

    The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

    Under the Subadvisory Agreement, DeAMIS is compensated by PI (and not the Fund) at an annual rate of 0.55 of 1% for the first $500 million and 0.50 of 1% over $500 million of the Portfolio's average daily net assets managed by DeAMIS. The Subadvisory Agreement provides that, subject to PI's and the Board of Directors' supervision, DeAMIS is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, DeAMIS also provides PI with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board of Directors may reasonably request.

    The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that
(1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by DeAMIS or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

    The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, DeAMIS will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

SHAREHOLDER PROPOSALS

    As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
SECRETARY


Dated: January 7, 2003

                                                                       EXHIBIT A


                        THE PRUDENTIAL SERIES FUND, INC.
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO


                             SUBADVISORY AGREEMENT


    Agreement made as of this 6th day of January, 2003 between Prudential Investments LLC ("PI" or "the Manager"), a New York limited liability company, and Deutsche Asset Management Investment Services Limited, a corporation organized and existing under the laws of England and Wales and regulated by the Financial Services Authority in the United Kingdom ("FSA") ("DeAMIS" or "the Subadviser").


    WHEREAS, the Manager has entered into a Management Agreement, dated September 7, 2000 (the "Management Agreement"), with The Prudential
Series Fund, Inc. (the "Fund"), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:


        1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio (the "Portfolio"), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:


               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the investment objectives and investment guidelines for the Portfolio as set forth in copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the "Fund Documents") and with the instructions and directions of the Manager and of the Board of Directors of the Fund, cooperate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. In connection therewith, the Subadviser shall, prepare and file such reports where the Subadviser is required, in its capacity as a registered investment adviser, to do so by the Securities and Exchange Commission. The Manager shall provide Subadviser timely with copies of any updated Fund Documents or amendments thereto; provided that the Subadviser shall not be responsible for complying with an updated Fund Document or amendment thereto until the Subadviser has received notice thereof. Failure of the Subadviser to meet the investment objectives of the Portfolio will not constitute a breach of this Agreement. The investment restrictions for the Fund from time to time shall not be deemed to have been breached as a result of changes in the price or value of certain Fund assets brought about solely through movements in the market.

               (iii) Subject to the Fund Documents and any reasonable instructions or directions of the Manager or the Board of Directors of the Fund, the Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients. The Fund shall be responsible for any brokerage commissions, fees and costs properly incurred under this Agreement.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Manager recognizes that each individual aggregated transaction may operate to the advantage or disadvantage of the Manager and the Fund. When a Portfolio transaction has been aggregated, the Manager agrees that the relevant investment must be allocated to the Portfolio as required under the applicable rules from time to time.

               (iv) The Subadviser shall maintain all books and records with respect to the Portfolio transactions effected by it as required by the Investment Advisers Act of 1940, as amended. In addition, the subadviser shall maintain the following books and records with respect to the Portfolio: a record of each brokerage order; a record of all puts, calls, spreads, straddles, and other options in which the Fund has any or which the Fund has granted or guaranteed; a record of any contractual commitment to buy, sell, receive or deliver securities or other property; a record for each fiscal quarter, which shall be completed within 10 days at the end of such quarter, showing specifically the basis upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers and the division of brokerage commissions or other compensation on such purchase or sale orders among named persons were made during such quarter; and a record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase and sale of portfolio securities. The Subadviser shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or a Group Company shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.


               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.


               (vii) Subject to the Fund's prior approval, the Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a group companies controlled by Deutsche Bank AG ("Group Companies"). The Subadviser shall remain responsible for all services provided by the Group Companies.


               (viii) Group Companies are involved in many different commercial activities and the Subadviser acts for a wide range of clients, some of which may have similar objectives to those of the Manager. Subject always to the overriding principle of best execution and the Subadviser's fiduciary obligation to the Fund, the Subadviser shall have discretion to effect, without prior reference to the Manager, transactions in which the Subadviser or a Group Company has directly or indirectly a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser's duty to the Manager, provided the Subadviser believes that the transaction is in the best interests of the Fund. Nothing in this Agreement shall prevent the Subadviser or a Group Company entering transactions with or for the Manager, including programme trades, acting as both market-maker and broker, principal or agent, dealing with other Group Companies and other clients, and generally effecting transactions as provided above, to which the Manager consents accordingly. Neither the Subadviser nor any Group Company shall be liable to account to the Manager for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions. A statement giving examples of actual or potential material interests and conflicts which may arise will be made available by the Subadviser to the Manager on its request.


               (ix) Telephone conversations with the Manager may be recorded and monitored by the Subadviser.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

           (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records and, provided further, however, that copies of electronic records may be provided in accordance with Rule 31a-2 under the 1940 Act. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof. If the Subadviser has surrendered the original version of the records to the Manager and subsequently requires such original, the Manager will cooperate with the Subadviser in making such original available to the Subadviser.

           (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, and the Investment Advisers Act of 1940, as amended.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

        3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

        4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence by the Subadviser in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

        5. The Subadviser and any of its directors, officers or employees shall not in any event have any liability to the Manager to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control, including (without limitation) nationalization, currency restrictions, acts of war, acts of God, breakdown or failure of transmission or communications or computer facilities, postal or other strikes or industrial action, Government action, or the failure or disruption of any stock exchange, clearing house, settlements system or market.

        6. The Manager and the Fund shall indemnify the Subadviser against all claims by third parties which may be made against it in connection with its services under this Agreement and all reasonable costs and expenses properly incurred by the Subadviser in connection with such claims, except to the extent that any claim is due to the negligence, wilful default or fraud of its employees. The Subadviser shall inform the Manager of any such claims in respect of which an indemnity is sought under this Agreement.

        7. No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

        8. A statement describing clients' rights to compensation in the event of the Subadviser's inability to meet any of its liabilities is available on request.

        9. The Subadviser maintains procedures in accordance with the FSA's Rules for the effective consideration and handling of customer complaints. Complaints will be considered promptly by a senior executive of the Subadviser who is not personally involved in the subject matter of the complaint.

        10. The Manager represents, warrants and agrees on a continuing basis the following:

    a. it has the authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

    b. it is duly authorised and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Manager is bound whether arising by contract, operation of law or otherwise;

    c. the assets comprising the Portfolio are and will remain free of all liens, encumbrances or security interests howsoever arising, constituted or described, unless the Subadviser is otherwise notified in writing by the Manager;

    d. as a condition of the provision of services by the Subadviser hereunder, it will produce to the Subadviser such documents as it may require as evidence of the Manager's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation of or supplements to such documents; and

    e. it will notify the Subadviser promptly in there is any material change in any of the above information or to its circumstances generally, and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations. The Manager acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide.


        11. The Subadviser will respect and protect the confidentiality of all information concerning the Portfolio and will not, without the Manager's prior consent, disclose any such information to a third party (other than a Group Company) except: (i) in connection with its performance under this Agreement (which may include, without limitation, disclosure of the name of the Manager to any broker, dealer or market maker); or (ii) as required or permitted by law or competent authority; or (iii) on the Manager's default either under this Agreement, whereupon the Subadviser may disclose to a third party the Manager's names, addresses and such other information either as the Subadviser deems necessary or as any counterparty reasonably requires. The Subadviser may collect, use and disclose personal data about the Manager, or individuals associated with the Manager, so that the Subadviser can carry out its obligations to the Manager and for other related purposes, including monitoring and analysis of their business, crime prevention, legal and regulatory compliance. The Subadviser may also transfer such personal data to any country, including countries outside the European Economic Area, for any purpose set out above.


        12. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate upon its assignment as defined in the 1940 Act. Any notice or other communication required to be given pursuant to Section 12 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One Appold Street London, England EC2A 2UU. The Manager shall provide the Subadviser with a full authorised signatory list ("Authorised Signatories") and rules of people authorised to issue instructions, notices and other communications to the Subadviser on behalf of it; and the Subadviser may in good faith rely on any instruction, acknowledgement or notice which is reasonably believed to have been issued by an Authorised Signatory.

        13. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        14. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        15. Subject to section 12 of this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

        16. This Agreement shall be governed by the laws of the State of New
    York.

        17. This Agreement supersedes all prior representations, proposals, or understandings (whether written or oral) made by any party relating to the subject matter of this Agreement.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC


                                          BY: /s/  JUDY A. RICE


                                             -----------------------------------



                                          DEUTSCHE ASSET MANAGEMENT
                                          INVESTMENT SERVICES LIMITED



                                          BY: /s/  PAUL BURKE


                                             -----------------------------------



                                          BY: /s/  ALEXANDER TEDDER


                                             -----------------------------------

                                   SCHEDULE A

The Prudential Series Fund, Inc.
SP Deutsche International Equity Portfolio

    As compensation for services provided by Deutsche Asset Management Investment Services Limited (DeAMIS), Prudential Investments LLC (PI) will pay DeAMIS a fee equal, on an annualized basis, to the following:

    0.55 of 1% for the first $500 million of the average daily net assets of the SP Deutsche International Equity Portfolio.

    0.50 of 1% of the average daily net assets of the SP Deutsche International Equity Portfolio over $500 million.


    Dated as of January 6, 2003.

                                                                       EXHIBIT B

                             MANAGEMENT OF THE FUND

THE MANAGER

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act.

    The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 21, 2002. The Management Agreement was approved by contract owners on January 31, 2001.

TERMS OF THE MANAGEMENT AGREEMENT

    Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

    The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

    PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.

    In connection with its management of the business affairs of the Fund, PI bears the following expenses:

        (a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's subadviser;

        (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

        (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

    For its services, PI is compensated by the Fund at the rate of 0.90% of the Portfolio's average daily net assets.

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser, (c) the fees and certain expenses of the

Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

    The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

INFORMATION ABOUT PI

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

    PI acts as manager for the following investment companies, in addition to the Fund:

    Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity
Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield
Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.

PI'S DIRECTORS AND OFFICERS

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME                                                  POSITION WITH PI                       PRINCIPAL OCCUPATIONS
----                                                  ----------------                       ---------------------
David R. Odenath, Jr....................  President, Chief Executive Officer and    President, Chief Executive Officer and
                                            Chief Operating Officer                 Chief Operating Officer, PI; Senior Vice
                                                                                      President, The Prudential Insurance
                                                                                      Company of America (Prudential
                                                                                      Insurance)
Robert F. Gunia.........................  Executive Vice President, Chief           Executive Vice President & Chief
                                            Administrative Officer and Treasurer    Administrative Officer, PI; Vice
                                                                                      President, Prudential Insurance;
                                                                                      President, Prudential Investment
                                                                                      Management Services LLC (PIMS)
William V. Healey.......................  Executive Vice President, Chief Legal     Executive Vice President, Chief Legal
                                            Officer and Secretary                   Officer and Secretary, PI; Vice
                                                                                      President and Associate General
                                                                                      Counsel, Prudential Insurance; Senior
                                                                                      Vice President, Chief Legal Officer
                                                                                      and Secretary, PIMS
Kevin B. Osborn.........................  Executive Vice President                  Executive Vice President, PI
Judy A. Rice............................  Executive Vice President                  Executive Vice President, PI
Philip N. Russo.........................  Executive Vice President, Chief           Executive Vice President, Chief
                                            Financial Officer and Treasurer         Financial Officer and Treasurer, PI;
                                                                                      Director of Jennison Associates LLC.
Lynn M. Waldvogel.......................  Executive Vice President                  Executive Vice President, PI


THE TRANSFER AGENT


    The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $2,120 for its services in connection with the Portfolio during the fiscal year ended
December 31, 2001.


BROKERAGE

    During the fiscal year ended December 31, 2001, the Portfolio paid no commissions to Prudential Securities Incorporated or any other affiliated broker.

                                                                       EXHIBIT C

                              OFFICER INFORMATION


NAME (AGE)                                        OFFICE(S) WITH THE FUND                    PRINCIPAL OCCUPATIONS
----------                                        -----------------------                    ---------------------
David R. Odenath, Jr. (45)..............  President                                 President, Chief Executive Officer and
                                                                                    Chief Operating Officer (since June
                                                                                      1999) of PI; Senior Vice President
                                                                                      (since June 1999) of Prudential
                                                                                      Insurance; formerly Senior Vice
                                                                                      President (August 1993-May 1999) of
                                                                                      PaineWebber Group, Inc.
Robert F. Gunia (55)....................  Vice President                            Executive Vice President and Chief
                                                                                    Administrative Officer (since June 1999)
                                                                                      of Prudential Investments LLC (PI);
                                                                                      Executive Vice President and Treasurer
                                                                                      (since January 1996) of PI; President
                                                                                      (since April 1999) of Prudential
                                                                                      Investment Management Services LLC
                                                                                      (PIMS); Corporate Vice President
                                                                                      (since September 1997) of Prudential
                                                                                      Insurance; formerly Senior Vice
                                                                                      President (March 1987-May 1999) of
                                                                                      Prudential Securities Incorporated
                                                                                      (Prudential Securities); formerly
                                                                                      Chief Administrative Officer (July
                                                                                      1989-September 1996), Director
                                                                                      (January 1989-September 1996) and
                                                                                      Executive Vice President, Treasurer
                                                                                      and Chief Financial Officer (June
                                                                                      1987-December 1996) of Prudential
                                                                                      Mutual Fund Management, Inc. (PMF);
                                                                                      Vice President and Director (since May
                                                                                      1989) of The Asia Pacific Fund, Inc.;
                                                                                      Vice President and Director (since May
                                                                                      1992) of Nicholas-Applegate
                                                                                      Fund, Inc.
Judy A. Rice (54).......................  Vice President                            Executive Vice President (since 1999) of
                                                                                    PI; formerly various positions to Senior
                                                                                      Vice President (1992-1999) of
                                                                                      Prudential Securities; and various
                                                                                      positions to Managing Director
                                                                                      (1975-1992) of Salomon Smith Barney;
                                                                                      Member of Board of Governors of the
                                                                                      Money Management Institute;Member of
                                                                                      the Prudential Securities Operating
                                                                                      Council and a Member of the Board of
                                                                                      Directors for the National Association
                                                                                      for Variable Annuities.
Grace C. Torres (43)....................  Treasurer and Principal Financial and     Senior Vice President (since January
                                            Accounting Officer                      2000) of PI; formerly First Vice
                                                                                      President (December 1996-January 2000)
                                                                                      of PI and First Vice President (March
                                                                                      1993-1999) of Prudential Securities.
Jonathan D. Shain (44)..................  Secretary                                 Vice President and Corporate Counsel
                                                                                    (since August 1998) of Prudential;
                                                                                      formerly Attorney with Fleet Bank,
                                                                                      N.A. (January 1997-July 1998) and
                                                                                      Associate Counsel (August 1994-January
                                                                                      1997) of New York Life Insurance
                                                                                      Company.

Marguerite E.H. Morrison (46)...........  Assistant Secretary                       Vice Presidentand Chief Legal
                                                                                    Officer-Mutual Funds and Unit Investment
                                                                                      Trusts (since August 2000) of
                                                                                      Prudential; Senior Vice President and
                                                                                      Assistant Secretary (since February
                                                                                      2001) of PI; Vice President and
                                                                                      Assistant Secretary of PIMS (since
                                                                                      October 2001), previously Vice
                                                                                      President and Associate General
                                                                                      Counsel (December 1996-February 2001)
                                                                                      of PI and Vice President and Associate
                                                                                      General Counsel (September
                                                                                      1987-September 1996) of Prudential
                                                                                      Securities.

                                                                       EXHIBIT D

                         OTHER FUNDS MANAGED BY DEAMIS

    The following table sets forth information relating to the other registered investment company portfolios for which DeAMIS acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                                   ANNUAL MANAGEMENT FEE                        APPROXIMATE NET
FUND                                           (AS A % OF AVERAGE NET ASSETS)                ASSETS AS OF 12/31/01*
----                                           ------------------------------                ----------------------
Deutsche International Equity             0.95%                                     $249,978,522
  Institutional -- Class I..............
Deutsche International Equity             1.25%                                     $45,889,625
  Institutional -- Class II.............
Deutsche International Equity -- A......  1.50%                                     $17,077,436
Deutsche International Equity -- B......  2.25%                                     $422,474
Deutsche International Equity -- C......  2.25%                                     $133,920
Deutsche International Equity -- Inv....  1.50%                                     $548,653,800
Deutsche International Select Equity --   1.28%                                     $320,676
  A.....................................
Deutsche International Select Equity --   2.03%                                     $160,500
  B.....................................
Deutsche International Select Equity --   2.03%                                     $1,118,629
  C.....................................
Deutsche International Select Equity --   1.50%                                     $12,893,549
  Inv...................................
Deutsche International Select Equity --   1.25%                                     $71,402,284
  Inst..................................
Deutsche International Select Equity --   0.95%                                     $154,432,479
  Prem..................................
Scudder International -- A..............  1.33%                                     $254,380,067
Scudder International -- B..............  2.13%                                     $61,240,499
Scudder International -- C..............  2.11%                                     $24,587,753
Scudder International -- I..............  0.83%                                     $16,967,845
Scudder International -- S..............  1.03%                                     $1,900,443,756

                               DEAMIS MANAGEMENT

    The table below lists the name, address, position with DeAMIS and principal occupation during the past five years for the principal executive officers and directors of DeAMIS.


                                                                   POSITION WITH DEAMIS
NAME AND ADDRESS                                                 AND PRINCIPAL OCCUPATION
----------------                                                 ------------------------
Annette Fraser, One Appold Street London, EC2A      Chief Executive Officer of DeAMIS and Portfolio
  2UU.............................................  Manager.

Mathew Linsey, One Appold Street London, EC2A       Director of DeAMIS and Portfolio Manager since
  2UU.............................................  2000; Employed by Baring Asset Management, London
                                                      from 1997 to 2000.

Alexander Tedder, One Appold Street London, EC2A    Director of DeAMIS and Portfolio Manager.
  2UU.............................................

David Haysey, One Appold Street London, EC2A        Director of DeAMIS and Portfolio Manager.
  2UU.............................................

Stephen Maynard, One Appold Street London, EC2A     Director of DeAMIS and Finance.
  2UU.............................................


                                      D-2